                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K






                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 21, 1999




                              STATION CASINOS, INC.
             (Exact name of registrant as specified in its charter)






                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-21640                                        88-0136443
  ------------------------                    ---------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)

            2411 West Sahara Avenue
               Las Vegas, Nevada                                       89102
    ----------------------------------------                         ----------
    (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (702) 367-2411


                                      N.A.
          (Former name or former address, if changed since last report)


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                              STATION CASINOS, INC.

Item 5. The Registrant has filed this Form 8-K to file a press release issued by the Registrant on January 21, 1999. This press release is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit
         -------
         99.1      Press release, dated January 21, 1999.


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                              STATION CASINOS, INC.




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Station Casinos, Inc.



Date: January 22, 1999                          /s/ Glenn C. Christenson
                                           -----------------------------
                                           Glenn C. Christenson
                                           Executive Vice President
                                           and Chief Financial Officer


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                              STATION CASINOS, INC


                                  EXHIBIT INDEX

99.1      Press release, dated January 21, 1999.